                                                                  Exhibit (j)(2)


We, the undersigned, hereby severally constitute and appoint Heath B. McLendon,
R. Jay Gerken, Christina T. Sydor, Lewis E. Daidone and Barbara J. Allen and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Allocation Series Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

        WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

         Signature:                        Title:                      Date:
         ----------                        ------                      -----

                                    Director and                   March 6, 2002
-------------------------------     Chairman of the Board
Heath B. McLendon

                                    Director and                   March 6, 2002
-------------------------------     Chairman of the Board
R. Jay Gerken


                                    Senior Vice President and      March 6, 2002
-------------------------------     Treasurer
Andrew Shoup

                                    Secretary                      March 6, 2002
-------------------------------
Robert I Frenkel



         Signature:                        Title:                      Date:
         ----------                        ------                      -----

                                    Director                       March 6, 2002
-------------------------------
Armon Kamesar

                                    Director
-------------------------------
Stephen E. Kaufman                                                 March 6, 2002

                                    Director
-------------------------------
H. John Ellis                                                      March 6, 2002

                                    Director
-------------------------------
John J. Murphy                                                     March 6, 2002